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                                                                   EXHIBIT 10.74

                                   EXHIBIT "A"

           REAFFIRMATION OF INTERCREDITOR AND SUBORDINATION AGREEMENT

        THIS REAFFIRMATION OF INTERCREDITOR AND SUBORDINATION AGREEMENT (this "Agreement"), dated as of August 10, 2000, is made among The Sports Club Company, Inc. (the "Issuer"), the Irvine Sports Club, Inc., SCC Nevada, Inc., a Nevada corporation f/k/a Green Valley Spectrum Club, Inc., the Agent (as defined below) and U.S. Bank Trust, National Association, a national banking association, as trustee (the "Trustee") pursuant to that certain Indenture dated as of April 1, 1999 among, inter alia, the Issuer, the Guarantors (as defined below) and the Trustee with respect to the 11.375% Senior Secured Notes of Issuer due March 15, 2006 (collectively, the "Senior Secured Notes"), and is made with reference to the following:

               6.1 Pontius Realty, Inc.; Sports Club, Inc. of California; Irvine Sports Club, Inc.; The SportsMed Company; Inc. L.A./Irvine Sports Club, Ltd.; Talla New York, Inc.; SCC Sports Club, Inc.; SCC Nevada, Inc. f/k/a Green Valley Spectrum Club, Inc.; Spectrum Liquidating Company f/k/a Spectrum Liquidating Corp.; SF Sports Club, Inc.; Washington D.C. Sports Club, Inc.; HFA Services, Inc.; and NY Sports Club, Inc. (collectively, the "Guarantors"), the Issuer (collectively with the Guarantors, "Borrower"), Comerica Bank-California, a California banking corporation ("Comerica" and, collectively with such other Persons as may from time to time become lenders pursuant to the terms of the Credit Agreement, the "Banks"), and Comerica, as agent for the Banks (the "Agent"), are parties to that certain Fourth Amended and Restated Loan Agreement, dated as of April 1, 1999, as amended by that certain First Amendment to Fourth Amended and Restated Loan Agreement dated December 3, 1999 (as amended, modified, renewed, extended or replaced from time to time, the "Credit Agreement"), pursuant to which the Banks have agreed to make loans to Borrower.

               6.2 The Guarantors have guaranteed the indebtedness of the Issuer to the holders of the Senior Secured Notes.

               6.3 The parties to this Agreement are parties to that certain Intercreditor and Subordination Agreement dated as of April 1, 1999 (the "Intercreditor Agreement"). Capitalized terms used but not defined in this Agreement have the respective meanings accorded them in the Intercreditor Agreement.

               6.4 The certain assets of Borrowers are subject to Liens securing the obligations of Borrowers to the Agent and the Banks under the Credit Agreement and the obligations of the Issuer and the Guarantors to the holders of the Senior Secured Notes.

               6.5 Borrowers, the Agent and the Banks wish to amend the Loan Agreement as more particularly set forth in that certain Second Amendment to Fourth Amended and Restated Loan Agreement of even date herewith (the "Second Amendment").

        F. To induce the Bank to agree to such amendments, the Trustee and each of the Guarantors have agreed to enter into this Reaffirmation of Intercreditor and Subordination Agreement.

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        NOW, THEREFORE, in consideration of the foregoing and the mutual promises and other agreements hereinafter contained, the parties to this Agreement (collectively, the "Parties") hereby agree as follows:

               (a) Reaffirmation. Each Party hereby reaffirms on the date hereof each of the covenants and agreements made by it in the Intercreditor Agreement and agrees that each of such covenants and agreements shall remain unmodified and in full force and effect notwithstanding the execution and delivery of the Second Amendment.

               (b) Counterparts. This Reaffirmation may be executed in multiple counterparts, each of which shall constitute an original and all of which, taken together, shall constitute but one and the same instrument.

                                          THE SPORTS CLUB COMPANY, INC.,
                                          a California corporation


                                          By:   /s/ Timothy O'Brien
                                             -----------------------------------
                                                Timothy O'Brien
                                          Title:  Chief Financial Officer


                                          IRVINE SPORTS CLUB, INC.,
                                          a California corporation


                                          By:   /s/ Timothy O'Brien
                                             -----------------------------------
                                                Timothy O'Brien
                                          Title:  Chief Financial Officer

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                                          SCC NEVADA, INC.,
                                          a Nevada corporation


                                          By:   /s/ Timothy O'Brien
                                             -----------------------------------
                                                Timothy O'Brien
                                          Title:  Chief Financial Officer



                                          THE AGENT

                                          COMERICA BANK-CALIFORNIA
                                          a California banking corporation, as
                                          Agent


                                          By:   /s/ William Phillips
                                             -----------------------------------
                                                William Phillips
                                          Title:  Vice President



                                          THE TRUSTEE

                                          U.S. BANK TRUST, NATIONAL
                                          ASSOCIATION, A NATIONAL BANKING
                                          ASSOCIATION


                                          By:     /s/ Richard Prokosch
                                             -----------------------------------
                                                  Richard Prokosch
                                          Title:  Assistant Vice President